Exhibit 10.5
                    TERMINATION AND NON-COMPETITION AGREEMENT
                                     (WHITE)


     This Termination and Non-Competition Agreement (this "Agreement") dated March 29, 1999, by and between RICK'S CABARET INTERNATIONAL, INC., a Texas corporation having its principal office and place of business in Harris County, Texas (the "Company"), RCI ENTERTAINMENT LOUISIANA, INC., a Louisiana corporation having its principal office in New Orleans, Louisiana, and ERICH NORTON WHITE, an individual residing in Louisiana ("White").

                              W I T N E S S E T H:

     WHEREAS, on or about April 15, 1997, White executed an Employment Agreement (the "Employment Agreement") with the Company's subsidiary, RCI Entertainment Louisiana, Inc. ("RCI Louisiana") pursuant to which White is named, inter alia, as Vice-President of Operations of the Company; and

     WHEREAS, on or about May 14, 1998, there was an amendment to the Employment Agreement which was executed by White and RCI Louisiana and the Company; and

     WHEREAS, it is the intention of White to resign as an employee of the Company on or about March 15, 1999; and

     WHEREAS, it is the desire of White to terminate his existing Employment Agreement with RCI Louisiana and to terminate all of the 65,000 outstanding options of the Company which White presently holds (the "Options"); and

     WHEREAS, the Company and RCI Louisiana are willing to terminate the Employment Agreement of White and to terminate all of the outstanding Options of the Company which White presently holds; and

     WHEREAS, effective upon the date of termination of White as an employee of the Company, the aforementioned Employment Agreement and the Options will be terminated and neither the Company, RCI Louisiana nor White shall have any further obligations to the other with respect thereto; and

     WHEREAS, contemporaneously herewith, Robert L. Watters is acquiring the stock of RCI Louisiana, in order to operate an adult entertainment facility currently located in New Orleans, Louisiana; and

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     WHEREAS,  it  is  the  desire  of White to continue his employment with RCI
Louisiana subsequent to the sale of RCI Louisiana to Watters by entering into a new employment agreement with RCI Louisiana; and

     WHEREAS, in consideration of the termination of the Employment Agreement and the Company's rights thereunder, White has agreed to execute a Non-Competition Agreement as evidenced by the terms and conditions hereof.

     NOW, THEREFORE, for a valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and White agree as follows:

1.     TERMINATION  OF  EMPLOYMENT  AGREEMENT.

a. White hereby tenders his resignation as Vice-President of Operations of the Company.

b. This Agreement constitutes termination of the Employment Agreement with no further obligation of White to the Company or the Company to White pursuant to the Employment Agreement, and White shall have no further obligation to continue to act or provide services to the Company under the terms of the Employment Agreement and the Company shall have no further obligation to pay
White  any  compensation  under  the  terms  of  the  Employment  Agreement.

c.     The  salary  of  White  will  cease  on  February  28,  1999.

2.     NON-COMPETITION  AGREEMENT.

a.     Definitions.  "Trade  secrets  and  other  proprietary  and  confidential
       -----------
information" mean and consist of, for example, and not intending to be inclusive, (i) methods of doing business; (ii) financial information, consisting of financial cost, and sales data and other information of the Company; (iii) personnel information of the Company; (iv) lists of customers and accounts, contracts, sales information, pricing list, vendor and supplier list of the Company; and (v) other information of a confidential nature of the Company which must remain confidential for the continuing success of the Company. Confidential information shall not include information available to the public through no fault of White or information required to be disclosed by court order.

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b.     Non-Disclosure  and  Confidentiality  Covenants  of  White.  White
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acknowledges  that  the  Company's  trade  secrets  and  other  proprietary  and confidential information, are valuable, special and unique assets of the Company's business. Additionally, White acknowledges that the business goodwill of the Company is the sole property of the Company and are among the Company's most valuable business property. Therefore, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to protect the foregoing valuable property of the Company, White expressly covenants and agrees as follows:

Except as required in the course of White involvement with the current operations in New Orleans, Louisiana, which he is acquiring from the Company contemporaneously herewith, and except in the course of his current or future exploitation of business opportunities throughout the States of Louisiana, Florida, Mississippi and Alabama, White will not, during the Term hereof (as defined below):

(i) Disclose, directly or indirectly, the Company's trade secrets and other proprietary and confidential information, or any part thereof, to any person, firm, corporation, association or other entity for any reason or purpose whatsoever; or

(ii) Directly or indirectly use the Company's trade secrets and other proprietary and confidential information, or any part thereof, for his own purpose or for his own benefit in any activity of any nature whatsoever.

c.     Covenants  of  White
       --------------------

(i)     Covenant  Not  to Compete.  For a period of thirty-six (36) months after
        -------------------------
the date hereon (the "Term"), White specifically agrees that he will not, for himself, on behalf of, or in conjunction with any person, firm, corporation or entity, either as principal, employee, shareholder, member, director, partner, consultant, owner or part-owner of any corporation, partnership or any type of business entity (except that White may own up to 2% of the capital stock of any publicly held company), anywhere within the United States of America, except in Louisiana, Florida, Mississippi and Alabama directly or indirectly, own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation, or control of any establishment which has live female nude or semi-nude entertainment or is in any business similar to or competitive with the female entertainment business presently conducted by the Company.

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(ii)     Covenant  of  Non-Solicitation  and  Employment  of  Employees  and
         -------------------------------------------------------------------
Independent  Contractors.  During  the  Term  hereof,  White agrees not to hire,
-------------------------
solicit or attempt to solicit for employment by White or any company to which he may be involved, either directly or indirectly, any party who is an employee or independent contractor of the Company or any entity which is affiliated with the Company, or any person who was an employee or independent contractor of the Company or any entity which is affiliated with the Company within the one year period immediately preceding the date hereof, except for employees and independent contractors that presently work at RCI Entertainment Louisiana, Inc., provided however, that White may hire any independent contractor or former independent contractor, if White does not solicit or attempt to solicit such independent contractor. If White is approached by any independent contractor or former independent contractor, such hiring would not be in violation of this Agreement.

d.     Acknowledgments and Agreements.  White acknowledges that he has carefully
       ------------------------------
read  and  considered  all  provisions  of  this  Agreement  and  agrees  that:

(i) Due to the nature of the Company's business, the foregoing covenants place no greater restraint upon White than is reasonably necessary to protect the business and goodwill of the Company;

(ii) These covenants protect the legitimate interests of the Company and do not serve solely to limit the Company's future competition;

(iii)     This  Agreement  is not an invalid or unreasonable restraint of trade;

(iv) A breach of these covenants by White would cause irreparable damage to the Company;

(v) These covenants are reasonable in scope and are reasonably necessary to protect the Company's business and goodwill which the Company has established through its own expense and effort; and

(vi) The signing of this Agreement is necessary as part of the consummation of the transactions described in the preamble.

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e.     Remedies,  Injunction.  In  the  event  of  White's  actual breach of any
       ---------------------
provisions of this Agreement, White agrees that the Company shall be entitled without the necessity of a bond or other security to a temporary restraining order, preliminary injunction and/or permanent injunction restraining and enjoining White from violating the provisions herein. Nothing in this Agreement shall be construed to prohibit the Company from pursuing any other available remedies for such breach or threatened breach, including the recovery of damages from White. White further agrees that for the purpose of any such injunction proceeding, it shall be presumed that the Company's legal remedies would be inadequate and that the Company would suffer irreparable harm as a result of White's violation of the provisions of this Agreement. In any proceeding brought by the Company to enforce the provisions of this Agreement, no other matter relating to the terms of any claim or cause of action of White against the Company will be defense thereto.


3.     CANCELLATION  OF  OPTIONS.

Upon the execution of this Agreement, the Company shall cause to be cancelled on the books and records of the Company all of the outstanding Options presently issued to White.


     4.     GENERAL  PROVISIONS.

a.     Notices.  Any  notices  or  other  communications  required  or permitted
       -------
hereunder shall be sufficiently given if in writing and delivered in Person, transmitted by facsimile transmission (fax) or sent by registered or certified mail (return receipt requested) or recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

     (i)     if  to  the  Seller:

     Rick's  Cabaret  International,  Inc.
     16770  Hedgecroft  Drive,  #714
     Houston,  Texas  77060
     Attn:  Eric  Langan
     Telephone  No.:   281-820-1181
     Facsimile  No.:    281-820-1445

     with  a  copy  to:

     Robert  D.  Axelrod
     Axelrod,  Smith  &  Kirshbaum
     5300  Memorial  Drive,  Suite  700
     Houston,  Texas  77007
     Telephone  No.:  713-861-1996
     Facsimile  No.:  713-552-0202

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     (ii)     if  to  White:

     Erich  Norton  White
     930  Joans  Street
     Mandeville,  Louisiana  70448
     Telephone  No.:  504-626-7956
     Facsimile  No.:  504-524-3240

b.     Law Governing and  Venue.  This  Agreement  shall  be  governed  by  and
       ------------------------
construed in accordance with the laws of the State of Texas. This Agreement is executed in Houston, Texas. Venue shall be in Harris County, Texas for any legal proceeding to enforce the terms, conditions or covenants contained herein.

c.     Contract Terms to be Exclusive.  This  Agreement  contains  the  sole and
       ------------------------------
entire agreement between the parties with respect to the subject matter hereof and shall supersede any and all other agreements between the parties with respect thereto. The parties acknowledge and agree that neither of them has made any representation with respect to the subject matter of this Agreement or any other agreement executed between them or any representations inducing the execution and delivery hereof or any other agreement executed between them except such representations as are specifically set forth herein and each of the parties hereto acknowledges that he or it has relied on his or its own judgment in entering into the same. The parties hereto further acknowledge that any statements or representations that may have heretofore been made by either of them to the other are void and of no effect and that neither of them has relied thereon in connection with his or its dealings with the other.

d.     Waiver or Modification Ineffective Unless in  Writing.  It  is  further
       -----------------------------------------------------
agreed that no waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and that no evidence of any waiver or modification shall be offered or received in evidence in any proceeding or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of any party hereunder, unless such waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this paragraph may not be waived as herein set forth.

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e.     Severability.  In  the event that any of the provisions of this Agreement
       ------------
are held to be invalid or unenforceable in whole or in part, those provisions to the extent enforceable and all other provisions shall nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Agreement. In the event that any provision relating to the time period or scope of a restriction shall be declared by a court of competent jurisdiction to exceed the maximum time period or scope such court deems reasonable and enforceable, then the time period or scope of the restriction deemed reasonable and enforceable by the court shall become and shall thereafter be the maximum time period or the applicable scope of the restriction. White further agrees that such covenants and/or any portion thereof are severable, separate and independent, and should any specific restriction or the application thereof, to any person, firm, corporation, or situation be held to be invalid, that holding shall not affect the remainder of such provisions or covenants.

f.     Binding Effect; Assignment.  The rights and benefits of the Company under
       --------------------------
this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. The rights of White hereunder are personal and nontransferable except that the rights and benefits hereof shall inure to the benefit of the heirs, executors, legal representatives, administrators, successors and assigns of White.


                         [Signatures on following page]

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     IN  WITNESS  WHEREOF, this Agreement has been executed as of the date first above  mentioned.

                         RICK'S  CABARET  INTERNATIONAL,  INC.


                         BY:  /s/  Eric  Langan
                         NAME:  Eric  Langan
                         TITLE:  VICE-PRESIDENT


                         RCI  ENTERTAINMENT  LOUISIANA,  INC.


                         BY:  /S/  ROBERT  L.  WATTERS
                         NAME:  ROBERT  L.  WATTERS
                         TITLE:  President


                         /s/  ERICH  NORTON  WHITE
                         ERICH  NORTON  WHITE

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